                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2007-HQ11

                             UNDERWRITING AGREEMENT
                             ----------------------

                                February 15, 2007

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

LaSalle Financial Services, Inc.
55 East 52nd Street
6th Floor
New York, New York 10055

Deutsche Bank Securities Inc.
60 Wall Street, 10th Floor
New York, NY 10005

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
250 Vesey Street
New York, New York 10080

Ladies and Gentlemen:

         Morgan Stanley Capital I Inc., a Delaware corporation (the
"Depositor"), proposes to cause the issuance of, and to sell to Morgan Stanley &
Co. Incorporated, LaSalle Financial Services, Inc., Deutsche Bank Securities
Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the
"Underwriters"), the Commercial Mortgage Pass-Through Certificates identified in
Schedule I hereto (the "Certificates") pursuant to this Underwriting Agreement, dated February 15, 2007 (this "Agreement"), between the Depositor and the
Underwriters; provided that Merrill Lynch, Pierce, Fenner & Smith Incorporated is not acting as an Underwriter with respect to the Class A-4 Certificates. The
Certificates will evidence beneficial ownership interests in a trust fund (the
"Trust Fund") to be formed by the Depositor and consisting primarily of a segregated pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans").

         Certain of the Mortgage Loans (the "MSMC Mortgage Loans") will be acquired by the Depositor from Morgan Stanley Mortgage Capital Inc. ("MSMC")
pursuant to the mortgage loan purchase agreement, dated February 15, 2007 (the
"MSMC Mortgage Loan Purchase Agreement"), between the Depositor and MSMC.
Certain of the Mortgage Loans (the "LaSalle Mortgage Loans") will be acquired by the Depositor from LaSalle Bank National Association ("LaSalle") pursuant to the mortgage loan purchase agreement, dated February 15, 2007 (the "LaSalle Mortgage
Loan Purchase Agreement"), between the Depositor and LaSalle. Certain of the
Mortgage Loans (the "PCF II Mortgage Loans") will be acquired by the Depositor from Principal Commercial Funding II, LLC ("PCF II") pursuant to the mortgage loan purchase agreement, dated February 15, 2007 (the "PCF II Mortgage Loan
Purchase Agreement"), between the Depositor and PCF II. MSMC, LaSalle and PCF II collectively constitute the "Mortgage Loan Sellers;" and the MSMC Mortgage Loan
Purchase Agreement, the LaSalle Mortgage Loan Purchase Agreement and the PCF II
Mortgage Loan Purchase Agreement collectively constitute the "Mortgage Loan
Purchase Agreements."

         The Trust is to be created and the Certificates are to be issued under a pooling and servicing agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), between the Depositor, as depositor, Capmark Finance
Inc. ("Capmark"), as master servicer, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, National Association ("Wells"), as trustee and custodian and LaSalle, as paying agent, certificate registrar and authenticating agent.

         Capitalized terms used herein, but not otherwise defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreements.

         The Depositor has filed with the Securities and Exchange Commission
(the "Commission") a registration statement (No. 333-130684) on Form S-3 for the registration of the Certificates under the Securities Act of 1933, as amended
(the "1933 Act"), which registration statement has become effective. The
Depositor proposes to file with the Commission pursuant to Rule 424(b) under the
1933 Act a supplement to the form of prospectus included in such registration statement relating to the Certificates and the plan of distribution thereof.
Such registration statement, including the exhibits thereto, and information that is contained in the Prospectus (as defined below) and is deemed to be part of and included in such registration statement as it may have been amended or supplemented at the date of the Prospectus, is hereinafter referred to as the
"Registration Statement;" the prospectus first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the
1933 Act, is hereinafter referred to as the "Base Prospectus;" such form of supplement to the Base Prospectus relating to the Certificates, in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the 1933 Act (including the Base Prospectus as so supplemented) is hereinafter referred to as the "Prospectus Supplement;" and the
Base Prospectus and the Prospectus Supplement, together, are hereinafter referred to as the "Prospectus."

         At or prior to the time when sales to purchasers of the Certificates were first made, which was approximately 11:17 a.m. on February 15, 2007 (the
"Time of Sale"), the Depositor had prepared the following information
(collectively, the "Time of Sale Information"): the Depositor's Free Writing
Prospectus dated February 6, 2007 (the cover page of which is attached hereto as
Annex A) to accompany the Depositor's Prospectus dated February 6, 2007, the

Depositor's Prospectus dated February 6, 2007, the Term Sheet dated February 6,
2007, relating to the Certificates, each "free-writing prospectus" (as defined pursuant to Rule 405 under the 1933 Act) (a "Free Writing Prospectus") the first page of each of which is attached as Annex B hereto and the pricing information annex attached hereto as Annex C. If, subsequent to the date of this Agreement, the Depositor and the Underwriters determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and terminate their old purchase contracts and enter into new purchase contracts with purchasers of the Certificates, then
"Time of Sale Information" will refer to the information conveyed to purchasers at the time of entry into the first such new purchase contract, including any information that corrects such material misstatements or omissions ("Corrective
Information") and "Time of Sale" will refer to the time and date on which such new purchase contracts were entered into.

     1.   Representations and Warranties.

          (a) The Depositor represents and warrants to the Underwriters as follows:

          (i) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending or, to the Depositor's knowledge, threatened by the Commission; the Registration Statement as of its effective date or deemed effective date pursuant to Rule 430B under the 1933 Act (the
"Effective Date"), and the Prospectus, as of the date of the Prospectus
Supplement, complied in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder (the "1933 Act
Regulations"); and the information in the Registration Statement, as of the
Effective Date, did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the information in the
Prospectus, as of the date of the Prospectus Supplement, did not, and as of the
Closing Date (as hereinafter defined) will not, contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the information therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the
Depositor makes no representations, warranties or agreements as to (A) the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by any Underwriter on behalf of itself or the other
Underwriters specifically for use in connection with the preparation of the
Prospectus or any revision or amendment thereof or supplement thereto (the
"Underwriter Information"), or (B) any information contained in or omitted from the portions of the Prospectus Supplement for which the Mortgage Loan Sellers are obligated to indemnify the Underwriters under the Indemnification
Agreements, each dated as of February 15, 2007, between the respective Mortgage
Loan Seller, the Depositor and the Underwriters (the "Mortgage Loan Seller
Information") and provided, further, that the Depositor makes no representations or warranties regarding untrue statements or omissions in the portions of the
Prospectus Supplement under the heading "Yield, Prepayment and Maturity
Considerations" that arise out of or are based upon untrue statements or omissions in the Mortgage Loan Seller Information. The Underwriter Information
shall consist of the second, fourth and ninth paragraphs of the section of the

Prospectus Supplement entitled "Plan of Distribution" and the first two sentences of the last paragraph on the cover page of the Prospectus Supplement.

          (ii) The Time of Sale Information, at the Time of Sale, did not,
and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty with respect to (A) any statements or omissions made in reliance upon and in conformity with the Underwriter Information or (B) any Mortgage Loan Seller
Information contained in or omitted from such Time of Sale Information. The parties acknowledge that none of the Underwriters has furnished any Underwriter
Information to the Depositor expressly for use in the Time of Sale Information.

          (iii) Other than the Prospectus, the Depositor (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or solicitation of an offer to buy the Certificates other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or
Rule 134 under the 1933 Act, (ii) the Time of Sale Information and (iii) each other written communication of the Depositor or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed to by the Underwriters and the Depositor (each such communication referred to in clause (ii) and this clause (iii) constituting an
"issuer free writing prospectus", as defined in Rule 433(h) under the 1933 Act, being referred to as an "Issuer Free Writing Prospectus"). Each such Issuer Free
Writing Prospectus complied or, if used after the date hereof, will comply, in all material respects with the 1933 Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with
Section 4 (to the extent required thereby) and did not at the Time of Sale, and at the Closing Date will not, contain any untrue statements of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty with respect to (i) any statements or omissions made in reliance upon and in conformity with the
Underwriter Information or (ii) any Mortgage Loan Seller Information contained in or omitted from any Issuer Free Writing Prospectus. The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the
Depositor expressly for use in any Issuer Free Writing Prospectus.

          (iv) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (v) The execution, delivery and performance of this Agreement and the
Pooling and Servicing Agreement by the Depositor and the consummation of the transactions contemplated herein and therein by the Depositor and compliance by the Depositor with its obligations hereunder and thereunder have been duly authorized by all necessary corporate

action and will not (A) contravene any provision of the certificate of incorporation or by-laws of the Depositor or applicable law or (B) conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the
Depositor pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it may be bound or to which any of the property or assets of the Depositor is subject, which conflict, breach, default, lien, charge or encumbrance is reasonably likely to materially and adversely affect the Depositor's ability to perform its obligations under this Agreement or the Pooling and Servicing Agreement.

          (vi) The Certificates have been duly authorized for issuance and sale
(or will have been so authorized prior to the issuance thereof) pursuant to this
Agreement and the Pooling and Servicing Agreement. When issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Pooling and Servicing Agreement against payment of the consideration therefor in accordance with this Agreement, the Certificates will be duly and validly issued and outstanding and entitled to the benefits provided by the Pooling and
Servicing Agreement, except as the enforceability thereof may be limited by the effect of (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. The Certificates and the Pooling and
Servicing Agreement conform in all material respects to all statements relating thereto contained in the Prospectus.

          (vii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Certificates hereunder, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed.

          (viii) This Agreement and each Mortgage Loan Purchase Agreement has been, and as of the Closing Date the Pooling and Servicing Agreement will be, duly authorized, executed and delivered by the Depositor. This Agreement and the
Mortgage Loan Purchase Agreements constitute, and as of the Closing Date the
Pooling and Servicing Agreement will constitute, a legal, valid and binding agreement enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by the effect of (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport or are construed to provide indemnification from securities law liabilities.

          (ix) At the time of the execution and delivery of the Pooling and
Servicing Agreement, the Depositor (A) will convey to the Trustee, or cause to be conveyed to the Trustee, all of the Depositor's right, title and interest in and to the Mortgage Loans, free and clear of any

lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens") granted by or imposed upon the Depositor, (B)
will not have assigned to any other person any of its right, title or interest in the Mortgage Loans or in the Pooling and Servicing Agreement or the
Certificates, and (C) will have the power and authority to transfer or cause to be transferred its right, title and interest in the Mortgage Loans to the
Trustee and to sell the Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans except to the extent disclosed in the Prospectus, and upon delivery to the Underwriters of the Certificates pursuant hereto, each
Underwriter will have good title to the Certificates purchased by such
Underwriter, in each case free of Liens granted by or imposed upon the
Depositor.

          (x) The Depositor is not, and the issuance and sale of the
Certificates in the manner contemplated by the Prospectus will not cause the
Depositor or the Trust Fund to be, subject to registration or regulation as an
"investment company" under the Investment Company Act of 1940, as amended (the
"1940 Act").

          (xi) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Depositor will report the transfer of the
Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Certificates. The consideration received by the Depositor upon the sale of the Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Certificates. The Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Certificates to the
Underwriters. The Depositor is not selling the Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the
Depositor.

          (xii) The Depositor has not relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority. The Depositor acknowledges and agrees that (i) the terms of this Agreement and the offering
(including the price of the Certificates) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Depositor and the Underwriters has been created as a result of any of the transactions contemplated by this
Agreement, irrespective of whether any Underwriter has advised or is advising the Depositor on other matters; (iii) the Underwriters' obligations to the
Depositor in respect of the offering, and the purchase and sale, of the
Certificates are set forth in this Agreement in their entirety; and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

          (xiii) The Trust Fund (other than those portions specified in the
Pooling and Servicing Agreement) will qualify as three separate real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the
"Code"); the REMIC Regular Certificates, the Class A-4FL Regular Interest and
the Class A-MFL Regular Interest will constitute "regular interests" in a REMIC; and the Class R-I, Class R-II and Class R-III Interests will each constitute the sole class of "residual interests" in the related REMIC. Portions of the Trust Fund consisting of the Class A-4FL Regular Interest, the related
Swap Contract and the Class A-4FL Floating Rate Account will qualify as a grantor trust for federal income tax purposes and the Class A-4FL Certificates will represent pro rata beneficial interests in such grantor trust. Portions of the Trust Fund consisting of the Class A-MFL Regular Interest, the related Swap
Contract and the Class A-MFL Floating Rate Account will qualify as a grantor trust for federal income tax purposes under the Code and the Class A-MFL
Certificates will represent pro rata beneficial interests in such grantor trust.
Portions of the Trust Fund consisting of the right to receive Excess Interest on
ARD Loans and the Excess Interest Sub-account will also qualify as a grantor trust for federal income tax purposes under the Code and the Class T
Certificates will represent pro rata beneficial interests in such grantor trust.

          (xiv) There are no legal or governmental proceedings pending or, to the knowledge of the Depositor, threatened to which the Depositor is a party or to which any of the properties of the Depositor are subject that are required to be described in the Prospectus or the Time of Sale Information or necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading and that are not so described, nor are there any contracts or other documents to which the Depositor is a party or to which the Depositor or any of the properties of the Depositor are subject that are required to be described in the Prospectus.

          (xv) At the Closing Date, the respective classes of Certificates shall have been assigned ratings no lower than those set forth in Schedule I hereto by the nationally recognized statistical rating organizations identified in
Schedule I hereto (the "Rating Agencies").

          (xvi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Mortgage Loan
Purchase Agreements, the Pooling and Servicing Agreement and the Certificates
payable by the Depositor (other than income taxes) have been paid or will be paid at or prior to the Closing Date.

          (xvii) None of the Depositor or any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (xviii) The Depositor is not, and on the date on which the first bona fide offer of the Certificates is made (within the meaning of Rule 164(h)(2)
under the 1933 Act) will not be, an "ineligible issuer," as defined in Rule 405 under the 1933 Act.

          (b) Each Underwriter represents and warrants to the Depositor that:

          (i) as of the date hereof and as of the Closing Date, such Underwriter has complied with all of its obligations hereunder; and

          (ii) (A) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of
          Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the

          issue or sale of the certificates in circumstances in which Section
          21(1) of the Financial Services and Markets Act 2000 does not apply to the Depositor; and

                    (B) it has complied and will comply with all applicable
          provisions of the Financial Services and Markets Act 2000 with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

          2. Purchase and Sale.

          Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties herein contained, the Depositor shall sell to the Underwriters, and each Underwriter shall, severally and not jointly, purchase from the Depositor, at the related purchase price set forth on Schedule
I hereto, Certificates of each class thereof having an actual or notional amount as set forth on Schedule I hereto opposite their names. There will be added to the purchase price of the Certificates an amount equal to interest accrued thereon pursuant to the terms thereof from February 1, 2007 to but excluding the
Closing Date.

          3. Delivery and Payment.

          Payment of the aggregate purchase price for, and delivery of, the
Certificates shall be made at 10:00 a.m. New York City time on February 28,
2007, which time and date may be postponed by agreement between the Underwriters and the Depositor (such time and date of payment and delivery, the "Closing
Date"). Payment shall be made to the Depositor by the Underwriters of the purchase prices of the Certificates as set forth in Schedule I in immediately available Federal funds wired to such bank as may be designated by the
Depositor, against delivery of the Certificates. Delivery of the Certificates will be made in book-entry form through the facilities of The Depository Trust
Company ("DTC"). Each class of Certificates will be represented by one or more definitive global Certificates to be deposited by or on behalf of the Depositor with DTC or the Trustee. The Certificates will be made available for examination by the Underwriters not later than 10:00 a.m. New York City time on the last business day prior to the Closing Date. The closing of the transactions contemplated hereby shall be made at the offices of Latham & Watkins LLP, 885
Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Underwriters and the Depositor.

          4. Offering by Underwriters; Free Writing Prospectuses.

          (a) It is understood that the Underwriters propose to offer the
Certificates for sale as set forth in the Prospectus. It is further understood that the Depositor, in reliance upon Policy Statement 105, has not and will not file an offering statement pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Certificates. Each Underwriter severally and not jointly therefore agrees that sales of the Certificates made by such Underwriter in and from the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

          (b) In connection with the offering of the Certificates, the
Underwriters may each prepare and provide to prospective investors Free Writing
Prospectuses (as defined below), or portions thereof, subject to the following conditions (to which such conditions each

Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

               (i) Unless preceded or accompanied by the Prospectus, the
     Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Certificates, unless such written communication (1) is made in reliance on Rule 134 under the
     1933 Act, (2) constitutes a prospectus satisfying the requirements of Rule
     430B under the 1933 Act, or (3) constitutes Time of Sale Information or a
     Free Writing Prospectus that does not constitute Time of Sale Information.
     The Underwriters shall not convey or deliver in connection with the initial offering of the Certificates any "computational materials" or "ABS term sheets" in reliance on the "Kidder/PSA" no-action letters or any "ABS informational and computational material," as defined in Item 1101(a) of
     Regulation AB under the 1933 Act ("ABS Informational and Computational
     Material"), in reliance upon Rules 167 and 426 under the 1933 Act.

               (ii) Each Underwriter shall deliver to the Depositor, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Depositor, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an "Underwriter Free
     Writing Prospectus") and that contains any "issuer information," as defined in Rule 433(h) under the 1933 Act and footnote 271 of the Commission's
     Securities Offering Reform Release No. 33-8591 ("Issuer Information")
     (which the parties hereto agree includes, without limitation, Mortgage Loan
     Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Certificates. Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the
     Depositor not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the
     1933 Act or such later date as may be agreed to by the Depositor or (B) the date of first use of such Free Writing Prospectus.

               (iii) Each Underwriter represents and warrants to the Depositor that the Free Writing Prospectuses to be furnished to the Depositor by such
     Underwriter pursuant to Section 4(b)(ii) will constitute all Free Writing
     Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Certificates.

               (iv) Each Underwriter represents and warrants to the Depositor that each Free Writing Prospectus required to be provided by it to the
     Depositor pursuant to Section 4(b)(ii) did not, as of the Time of Sale, and
     will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading;
     provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate
     Issuer Information, which information was not corrected by Corrective
     Information subsequently supplied by the

     Depositor or any Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

          (v) The Depositor agrees to file with the Commission the following:

               (A) Any Issuer Free Writing Prospectus;

               (B) Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Depositor pursuant to Section 4(b)(ii); and

               (C) Any Free Writing Prospectus for which the Depositor or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Depositor or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

     Notwithstanding the foregoing, the Depositor shall not be required to file
     (1) Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the
     Depositor, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the
     Commission that relates to the offering of the Certificates, or (2) any
     Free Writing Prospectus or portion thereof that contains a description of the Certificates or the offering of the Certificates which does not reflect the final terms thereof.

                  The Depositor is required to file such Free Writing
                  Prospectuses with the Commission in electronic format and the
                  Underwriters shall use reasonable efforts to provide to the
                  Depositor such Free Writing Prospectuses, or portions thereof, in either Microsoft Word(R) or Microsoft Excel(R) format and not in a PDF, except to the extent that the Depositor, in its sole discretion, waives such requirements,

          (vi) Any Free Writing Prospectus required to be filed pursuant to
Section 4(b)(v) by the Depositor shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

               (A) Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the
     Certificates shall be filed by the Depositor with the Commission within two days of the later of the date such final terms have been established for all classes of Certificates and the date of first use;

               (B) Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Depositor with the Commission not later than the later of the due date for filing the final Prospectus relating to the Certificates pursuant to Rule 424(b) under the 1933 Act or two business days after the first use of such Free Writing Prospectus; and

                                       10

               (C) Any Free Writing Prospectus required to be filed pursuant to
     Section 4(b)(v)(C) shall, if no payment has been made or consideration has been given by or on behalf of the Depositor for the Free Writing Prospectus or its dissemination, be filed by the Depositor with the Commission not later than four business days after the Depositor becomes aware of the publication, radio or television broadcast or other dissemination of the
     Free Writing Prospectus.

          (vii) Each Underwriter shall file with the Commission any Free Writing
Prospectus that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free
Writing Prospectus.

          (viii) Notwithstanding the provisions of Section 4(b)(vii), each
Underwriter shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Depositor or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Depositor or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

          (ix) Notwithstanding the provisions of Sections 4(b)(v) and 4(b)(vii), neither the Depositor nor any Underwriter shall be required to file any Free
Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, and no
Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free
Writing Prospectus previously filed that relates to the offering of the
Certificates.

          (x) The Depositor and the Underwriters each agree that any Free
Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the 1933 Act:

               The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this
               communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any
               underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

          (xi) The Depositor and each Underwriter agree to retain all Free
Writing Prospectuses that they have used and that are not required to be filed pursuant to

                                       11

this Section 4 for a period of three years following the initial bona fide offering of the Certificates.

          (xii) (A) If the Depositor becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus delivered to an investor in any Certificate contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (a "Defective Issuer Free Writing
Prospectus"), the Depositor shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Depositor shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing
Prospectus, a "Corrected Issuer Free Writing Prospectus").

          (B) If any Underwriter becomes aware that, as of the Time of Sale, any
Underwriter Free Writing Prospectus delivered to an investor in any Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (together with a Defective Issuer
Free Writing Prospectus, a "Defective Free Writing Prospectus"), such
Underwriter shall notify the Depositor of such untrue statement or omission within one business day after discovery.

          (C) The Underwriters shall, if requested by the Depositor:

               (1) if the Defective Free Writing Prospectus was an Underwriter
     Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing
     Prospectus (together with a Corrected Issuer Free Writing Prospectus, a
     "Corrected Free Writing Prospectus");

               (2) deliver the Corrected Free Writing Prospectus to each
     investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor;

               (3) notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor's rights as a result of termination of such agreement;

               (4) provide such investor with an opportunity to affirmatively agree to purchase the Certificates on the terms described in the Corrected
     Free Writing Prospectus; and

               (5) comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section

                                       12

     IV.A.2.c of Commission's Securities Offering Reform Release No. 33-8591.

               (D) If the Defective Free Writing Prospectus was an Issuer Free
     Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Depositor agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the
     Underwriters first permit the Depositor access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

          (xiii) Each Underwriter covenants with the Depositor that after the
Prospectus is available such Underwriter shall not distribute any written information concerning the Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

          5. Covenants of the Depositor.

          The Depositor covenants with each Underwriter as follows:

          (a) The Depositor will give each of the Underwriters notice of its intention to prepare, use, authorize, approve, refer to or file any Issuer Free
Writing Prospectus or to file or prepare (i) any amendment to the Registration
Statement at any time prior to the Closing Date or (ii) any amendment or supplement to the Prospectus (including any revised prospectus that the
Depositor proposes for use by the Underwriters in connection with the offering of the Certificates and that differs from the prospectus on file at the
Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations) at any time during the period when a prospectus relating to the Certificates is required to be delivered under the 1933 Act, and the Depositor will furnish the Underwriters with copies of any such Issuer Free
Writing Prospectus, amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such amendment or supplement or use any such prospectus to which the
Underwriters shall reasonably object.

          (b) The Depositor will promptly give each Underwriter notice of (i)
any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information relating to the Certificates,
(ii) any written notification received by the Depositor of suspension of qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iii) the issuance by the
Commission of any stop order suspending the effectiveness of the Registration
Statement or the institution or, to the knowledge of the Depositor, threatening any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (c) The Depositor will cause the Prospectus to be transmitted to the
Commission for filing pursuant to Rule 424(b) under the 1933 Act by means reasonably

                                       13

calculated to result in filing with the Commission pursuant to said rule.
Subject to Section 4, the Depositor will cause the Issuer Free Writing
Prospectus to be transmitted for filing pursuant to Rule 433 under the 1933 Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.

          (d) The Depositor will furnish to each Underwriter, from time to time during the period when a prospectus relating to the Certificates is required to be delivered under the 1933 Act, such number of copies of the Prospectus and each Free Writing Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the
Securities Exchange Act of 1934, as amended (the "1934 Act") or the respective applicable rules and regulations of the Commission thereunder.

          (e) If, during the period after the first date of the public offering of the Certificates in which a prospectus relating to the Certificates is required to be delivered under the 1933 Act, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of Certificates, if the Depositor has actual knowledge of the event, and if the event is not otherwise disclosed in a filing to the Registration Statement pursuant to Section 13 or 15(d) of the 1934 Act, the Depositor will forthwith amend or supplement the Prospectus so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Depositor will furnish to each
Underwriter a reasonable number of copies of such amendment or supplement.

          (f) The Depositor will endeavor to arrange for the qualification of the Certificates for sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may reasonably designate and will maintain such qualification in effect so long as required for the initial distribution of Certificates; provided, however, that the Depositor shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

          (g) The Depositor will use the net proceeds received by it from the sale of the Certificates in the manner specified in the Prospectus under "Use of
Proceeds".

          (h) Whether or not the transactions contemplated by this Agreement are consummated, the Depositor will pay or cause to be paid all expenses incident to the performance of the obligations of the Depositor under this Agreement, including, without limitation, (i) the fees, disbursements and expenses of the
Depositor's counsel and accountants in connection with the purchase of the
Mortgage Loans and the issuance and sale of the Certificates, (ii) all fees and expenses incurred in connection with the registration and delivery of the
Certificates under the 1933 Act, and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Time of Sale
Information, any Issuer Free Writing Prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities specified above, (iii) all costs

                                       14

and expenses related to the transfer and delivery of the Certificates to the
Underwriters, including any transfer or other taxes payable thereon, (iv) the costs of printing or producing any "blue sky" memorandum in connection with the offer and sale of the Certificates under state securities laws and all expenses in connection with the qualification of the Certificates for the offer and sale under state securities laws as provided in Section 5(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the "blue sky"
memorandum, (v) the cost of printing the Certificates, (vi) the upfront costs and charges of any transfer agent, registrar or depository, (vii) the fees and expenses of the rating agencies incurred in connection with the issuance and sale of the Certificates and (viii) all other costs and expenses incident to the performance of the obligations of the Depositor hereunder for which provision is not otherwise made in this Section. Except as herein provided, the Underwriters shall be responsible for the payment of all costs and expenses incurred by them, including, without limitation, (i) the fees and disbursements of counsel of the
Underwriters and (ii) such additional costs arising out of any Free Writing
Prospectuses prepared by or on behalf of the Underwriters and the filing of such materials, if required, with the Commission.

          (i) The Depositor shall obtain a letter from Deloitte & Touche LLP, certified public accountants, satisfactory in form and substance to the
Depositor and the Underwriters, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the
Depositor and the Underwriters, as a result of which they have determined that the information included in the Time of Sale Information that the accountants have examined in accordance with such agreed upon procedures, is accurate except as to such matters that are not deemed by the Depositor or the Underwriters to be material.

          6. Conditions of Underwriters' Obligations.

          Each Underwriter's obligation to purchase the Certificates allocated to it as set forth on Schedule I hereto shall be subject to the accuracy of the representations and warranties on the part of the Depositor contained herein as of the date hereof and as of the Closing Date, to the performance by the
Depositor of its obligations hereunder and to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration
Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the Depositor's knowledge, threatened by the Commission and the
Prospectus Supplement and each Free Writing Prospectus required to be filed by the Depositor pursuant to Section 4(b) shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) under the 1933 Act or Rule 433 under the 1933 Act, as applicable.

          (b) On the Closing Date, such Underwriter shall have received:

               (i) One or more opinions, dated the Closing Date, of counsel to the Depositor, in form and substance satisfactory to such Underwriter, substantially to the effect that:

                    (A) The Depositor is a corporation in good standing under
          the laws of the State of Delaware.

                                       15

                    (B) The Depositor has corporate power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

                    (C) Each of this Agreement and the Pooling and Servicing
          Agreement has been duly authorized, executed and delivered by the
          Depositor. Upon due authorization, execution and delivery by the other parties thereto, the Pooling and Servicing Agreement will constitute a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by (1) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally,
          (2) general principles of equity, whether enforcement is sought in a proceeding in equity or at law and (3) such other exceptions as are reasonably acceptable to the Underwriters.

                    (D) The Certificates, when duly and validly executed,
          authenticated and delivered in accordance with the Pooling and
          Servicing Agreement and paid for in accordance with this Agreement, will be entitled to the benefits of the Pooling and Servicing
          Agreement.

                    (E) The Registration Statement was declared effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the
          Registration Statement has been issued under the 1933 Act and not withdrawn, and no proceedings for that purpose have been initiated or threatened by the Commission.

                    (F) At the time it became effective, the Registration
          Statement and the Prospectus as of the date of the Prospectus
          Supplement (other than any financial or statistical information included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (G) To such counsel's knowledge and information, there are no material contracts, indentures, or other documents of the Depositor required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                    (H) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the issuance and sale of the Certificates in the manner contemplated by the Prospectus will not cause the Trust Fund to be subject to registration or regulation as an "investment company" under the
          Investment Company Act of 1940, as amended.

                    (I) No consent, approval, authorization, or order of any
          State of New York or federal court or governmental agency or body is required for the

                                       16

          consummation by the Depositor of the transactions contemplated herein, except (1) such as have been obtained, (2) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and sale of the Certificates by the Underwriters, as to which no opinion need be expressed and (3) any recordation of the assignments of the Mortgage Loans to the Trustee pursuant to the
          Pooling and Servicing Agreement that has not yet been completed.

                    (J) Neither the sale of the Certificates to the Underwriters pursuant to this Agreement, nor the consummation by the Depositor of any other of the transactions contemplated by, or the fulfillment by the Depositor of the terms of, this Agreement or the Pooling and
          Servicing Agreement, will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification or both, would constitute a default) under, (1) the certificate of incorporation or by-laws of the Depositor or, (2) to the knowledge of such counsel, any material indenture, agreement or instrument to which the Depositor is a party or by which it is bound or, (3) any State of New York or federal statute or regulation applicable to the Depositor or, (4) to the knowledge of such counsel, any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor except, in the case of either
          (2) or (4), for any conflict, breach, violation or default that, in the judgment of such counsel, is not reasonably likely to materially and adversely affect the Depositor's ability to perform its obligations under this Agreement or the Pooling and Servicing
          Agreement.

          (ii) An opinion, dated the Closing Date, of counsel to the
Underwriters, reasonably acceptable to the Underwriters.

          (iii) In giving their opinions required by the foregoing subsections
(i) and (ii) of this Section, counsel to the Depositor and the Underwriters, respectively, shall in each case additionally state that nothing has come to such counsel's attention that has caused it to believe that (i) in the case of counsel to the Depositor, the Registration Statement, the Prospectus or the Time
of Sale Information and (ii) in the case of counsel to the Underwriters, the
Prospectus or the Time of Sale Information (in each case other than any financial statements and supporting schedules and statistical and/or accounting information included therein, as to which no statement need be made), in the case of the Registration Statement, as of the time it became effective, in the case of the Prospectus, as of the date thereof or as of the Closing Date, and as of the Time of Sale, in the case of the Time of Sale Information, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such statement shall be based upon conferences and telephone conversations with representatives of the parties hereto, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer,
the Certificate Administrator, the Tax Administrator and the Trustee and such statement may be qualified that, with limited exception, such counsel will not have reviewed any loan documents.

                                       17

          Such opinion(s) may express its (their) reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of, the parties to this Agreement and the Pooling and Servicing Agreement and on
certificates furnished by public officials. Such opinion(s) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered. Such opinion(s) may be qualified as an opinion only on the General Corporation Law of the State of Delaware, the laws of the State of New York and the federal law of the United States.

          (c) On the Closing Date, each Underwriter shall have received a favorable opinion, dated the Closing Date, of special tax and ERISA counsel to the Depositor (i) regarding the qualification of each of REMIC I, REMIC II and
REMIC III as a real estate mortgage investment conduit within the meaning of
Sections 860A through 860G of the Code and each of the Class A-4FL Grantor
Trust, the Class A-MFL Grantor Trust and the Excess Interest Grantor Trust as a
grantor trust under the Code and (ii) to the effect that the statements in the
Base Prospectus and the Prospectus Supplement under the headings "Material
Federal Income Tax Consequences" and "Certain ERISA Considerations," to the
extent that they constitute matters of federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Certificates, are correct in all material respects with respect to those consequences or matters that are discussed therein. Such opinion(s) may express its (their) reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of, the parties to this
Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion(s) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto. Such opinion(s) may be qualified as an opinion only on the federal tax and ERISA law of the United States.

          (d) The Depositor shall have delivered to each Underwriter a certificate, dated the Closing Date, and signed by the President, a Senior Vice
President or a Vice President of the Depositor, to the effect that the signer of such certificate has examined, or has relied upon an examination conducted by appropriate persons authorized by him or her of, the Agreement, the Prospectus, the Pooling and Servicing Agreement and various other closing documents, and that, to the best of his or her knowledge after reasonable investigation:

               (i) the representations and warranties of the Depositor in this
     Agreement and the Pooling and Servicing Agreement are true and correct in all material respects;

               (ii) the Depositor has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

               (iii) since the date of this Agreement, there has been no
     material adverse change in the financial condition of the Depositor; and

                                       18

               (iv) no stop order suspending the effectiveness of the
     Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (e) Each Mortgage Loan Seller shall have delivered to each Underwriter a certificate, dated the Closing Date, and signed by the President, a Senior
Vice President or a Vice President of the Mortgage Loan Seller to the effect that:

               (i) the representations and warranties of the Mortgage Loan
     Seller in the respective Mortgage Loan Purchase Agreement are true and correct in all material respects except as indicated on Schedule A thereto;

               (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the respective Mortgage Loan
     Purchase Agreement at or prior to the Closing Date; and

               (iii) since the date of this Agreement, there has been no
     material adverse change in the financial condition of the Mortgage Loan
     Seller.

          (f) The Depositor and each Underwriter shall have received from
Deloitte & Touche LLP, certified public accountants, a letter dated the Closing
Date, in form and substance satisfactory to such Underwriter, stating in effect that:

               (i) they have performed certain specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement agrees with the data sheet or computer tape prepared by or on behalf of each Mortgage Loan Seller, unless otherwise noted in such letter; and

               (ii) they have compared the data contained in the data sheet or computer tape referred to in the immediately preceding clause (i) to information contained in the Mortgage Files and in such other sources as shall be specified by them, and found such data and information to be in agreement, unless otherwise noted in such letter.

          (g) The Depositor shall have received the accountant's letters specified in Section 5(i).

          (h) Each Underwriter shall have received, with respect to each of the
Master Servicer, the Special Servicer, the Certificate Administrator, the Tax
Administrator and the Trustee, a favorable opinion of counsel, dated the Closing
Date, addressing the valid existence of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party and, subject to the same limitations as set forth in Section 6(b)(i)(C), the enforceability of the
Pooling and Servicing Agreement against such party and such other opinions as shall be reasonably requested by such Underwriter including an opinion that certain disclosure relating to such parties complies as to form with the applicable requirements of Regulation AB. Such opinion may express its reliance

                                       19

as to factual matters on representations and warranties made by, and on certificates or other documents furnished by, officers and/or authorized representatives of parties to, the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered.

          (i) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Depositor or a Mortgage Loan Seller (including any of the Mortgage Loans) which such Underwriter concludes, in the reasonable judgment of such Underwriter, materially impairs the investment quality of the
Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Certificates as contemplated by the Time of Sale Information (excluding the Corrective Information) and the Prospectus.

          (j) The Certificates shall have been assigned ratings by the Rating
Agencies (as defined in the Pooling and Servicing Agreement) no less than those set forth on Schedule I and such ratings shall not have been withdrawn, suspended or qualified.

          (k) The Underwriters shall have received copies of any opinions of counsel to the Depositor supplied to the Rating Agencies relating to certain matters with respect to the Certificates. Any such opinions shall be dated the
Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

          (l) The Depositor shall have furnished to the Underwriters such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel.

          7. Indemnification.

          (a) The Depositor shall indemnify and hold harmless each Underwriter
(severally and not jointly), its directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the
1933 Act or Section 20 of the 1934 Act, from and against any and all expenses, losses, claims, damages and other liabilities (including without limitation the reasonable costs of investigation and legal defense) (the "Liabilities") caused by (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer
Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact necessary to make the statements therein (when read in conjunction with the other Time of Sale
Information),

                                       20

in light of the circumstances under which they were made, not misleading, which was not corrected by Corrective Information subsequently supplied by the
Depositor or any Mortgage Loan Seller to any Underwriter within a reasonable period of time prior to the Time of Sale or (iii) any breach of the representation and warranty in Section 1(a)(xviii); provided that, in the case of clauses (i) and (ii) above, insofar as the Liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any information in the Prospectus as to which any Underwriter has agreed to indemnify the Depositor pursuant to Section 7(b), the Depositor shall have no obligation to so indemnify and hold harmless; and provided, further, that the Depositor shall have no obligation to so indemnify and hold harmless to the extent that the Liabilities arise out of or are based upon an untrue statement or omission or an alleged untrue statement or omission with respect to the Mortgage Loan Seller Information (including without limitation untrue statements or alleged untrue statements or omissions or alleged untrue omissions in the portions of the Prospectus Supplement and any free writing prospectus under the heading "Yield, Prepayment and Maturity Considerations" that arise out of or are based upon untrue statements or alleged untrue statements or omissions or alleged omissions in the Mortgage Loan Seller Information).

          (b) Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Depositor, its directors and its officers who signed the
Registration Statement and each person, if any, who controls the Depositor within the meaning of either Section 15 of the 1933 Act or Section 20 of the
1934 Act against any and all Liabilities as incurred, but only with respect to
Liabilities caused by any (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the Underwriter Information and
(ii) untrue statements or alleged untrue statements of a material fact, in any
Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing
Prospectus a material fact necessary in order to make the statements therein
(when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided, that no
Underwriter shall be obligated to so indemnify and hold harmless (A) to the extent such Liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by
Corrective Information subsequently supplied by the Depositor or any Mortgage
Loan Seller to any Underwriter within a reasonable period of time prior to the
Time of Sale or (B) with respect to information that is also contained in the
Time of Sale Information.

          (c) Each indemnified party shall give notice in writing as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than under subsection (a) or (b) of this Section 7. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred. If any action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party may participate at its own expense in the defense of any such action. The indemnifying party may elect to assume the defense thereof, with

                                       21

counsel reasonably satisfactory to such indemnified party by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party, without any admission of fault, culpability or failure to act or on behalf of the indemnified party, in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

          (d) If the indemnification provided for in this Section 7 is due in accordance with its terms but is for any reason unavailable to an indemnified party under subsection (a) or (b), or insufficient to hold harmless an indemnified party, in respect of any losses, claims, damages or liabilities under subsection (a) or (b) on grounds of public policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the applicable Underwriter on the other from the offer and sale of the Certificates pursuant hereto or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but also the relative fault of the Depositor on the one hand and of such
Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or other liabilities, as well as any other relevant equitable considerations. The relative benefits received by the
Depositor on the one hand, and

                                       22

such Underwriter on the other, in connection with the offering of the
Certificates underwritten by such Underwriter shall be deemed to be in the same respective proportions that the total proceeds from the sale of the Certificates underwritten by such Underwriter (before deducting expenses) received by the
Depositor and the amount by which (i) the total price received by such
Underwriter with respect to the initial resale to investors in the Certificates acquired by such Underwriter exceeds (ii) the total underwriting discounts and commissions received by such Underwriter (or, if no such Underwriter discounts and commissions are payable hereunder, the amount of the other fees payable to such Underwriter in connection with the offering of the Certificates), bear to the aggregate offering price of the Certificates. The relative fault of the
Depositor on the one hand and of such Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or by such
Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The parties hereto agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or other liabilities referred to in this
Section 7 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.
Notwithstanding the provisions of subsection (d) above or this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which (i) the total underwriting discounts and commissions and other fees received by such Underwriter in connection with the offering of the
Certificates exceeds (ii) the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i)
any termination of this Agreement, (ii) any investigation made by the Depositor, an Underwriter, any of their respective directors or officers, or any person controlling the Depositor or such Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and (iii) acceptance of and payment for any of the Certificates.

          (g) The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective amount of
Certificates they have purchased hereunder, and not joint.

                                       23

          (h) Each Underwriter (the "Indemnifying Underwriter") will indemnify and hold harmless the other Underwriters and each person, if any, who controls such Underwriter within the meaning of either the 1933 Act or the 1934 Act (the
"Non-Indemnifying Underwriter") from and against any and all losses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying
Underwriter becomes subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free
Writing Prospectus prepared by, or on behalf of, or used or referred to by, such
Indemnifying Underwriter or (ii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Sections
4(b) or 9, and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective
Information subsequently supplied by the Depositor or any Mortgage Loan Seller to any Underwriter within a reasonable period of time prior to the Time of Sale.
This agreement will be in addition to any liability that any Underwriter may otherwise have.

          8. Representations and Warranties to Survive Delivery.

          All representations and warranties of the Depositor contained in this
Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person in respect of such Underwriter, and shall survive delivery of the Certificates to the Underwriters.

          9. Defaulting Underwriter.

          If, on the Closing Date, any of the Underwriters shall fail or refuse to purchase Certificates that it has agreed to purchase hereunder on such date, and the aggregate principal amount of Certificates which such defaulting
Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Certificates to be purchased on such date, the other Underwriter shall be obligated to purchase the Certificates which such defaulting Underwriter agreed but failed or refused to purchase on such date;
provided that in no event shall the principal amount of Certificates that any
Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Certificates, without the written consent of such Underwriter, and provided further that no Underwriter shall be obligated under this Section 9 to purchase
Certificates of a Class that it is not otherwise obligated to purchase under this Agreement.

                                       24

          If, on the Closing Date, one of the Underwriters shall fail or refuse to purchase Certificates that it has agreed to purchase hereunder on such date and the aggregate principal amount of Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of
Certificates to be purchased on such date and arrangements satisfactory to the non-defaulting Underwriters and the Depositor for the purchase of such
Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters or of the Depositor. In any such case either such non-defaulting Underwriter or the Depositor shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the
Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. Termination of Agreement.

          (a) Any Underwriter may terminate its obligations under this
Agreement, by notice to the Depositor, at any time at or prior to the Closing
Date if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Depositor to comply in all material respects with the terms, or to fulfill in all material respects any of the conditions of, this Agreement, or if for any reason the Depositor shall be unable to perform in all material respects its obligations under this Agreement.

          (b) Any Underwriter may terminate its obligations under this Agreement in the absolute discretion of such Underwriter, by notice given to the
Depositor, if (A) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock
Exchange, the American Stock Exchange, the National Association of Securities
Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile
Exchange or the Chicago Board of Trade, (ii) trading of any securities of the
Depositor or its affiliates shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or State of
New York authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, or any major disruption of settlement or clearance of securities in the
United States that, in the judgment of such Underwriter, is material and adverse and (B) in the case of any of the events specified in clauses (A)(i) through
(iv) above, such event singly or together with any other such event, makes it, in the judgment of such Underwriter, impracticable to market the Certificates on the terms and in the manner contemplated in the Time of Sale Information and the
Prospectus.

          (c) If any Underwriter terminates its obligations under this Agreement in accordance with Section 10(a), the Depositor shall reimburse such Underwriter for all reasonable out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such
Underwriter in connection with the proposed purchase and sale of the
Certificates.

                                       25

          11. Notices.

          All notices and other communications hereunder shall be in writing and shall be deemed duly given if sent by facsimile or delivered by courier, in either case with appropriate confirmation of receipt. Notices to Morgan Stanley
& Co. Incorporated shall be directed to Morgan Stanley & Co. Incorporated, 1585
Broadway, New York, New York 10036, Attention: Warren Friend, with a copy to
Michelle Wilke, Esq. at 1585 Broadway, New York, New York 10036; to the
Depositor, shall be directed to Morgan Stanley Capital I Inc., 1585 Broadway,
New York, New York 10036, Attention: Warren Friend; to LaSalle Financial
Services, Inc., at 55 East 52nd Street, 6th Floor, New York, New York 10055,
Attention: Andy Chen; to Deutsche Bank Securities Inc. at 60 Wall Street, 10th
Floor, New York, New York 10005, Attention: Patrick Fisher; to Merrill Lynch,
Pierce, Fenner & Smith Incorporated at 4 World Financial Center, 250 Vesey
Street, 15th Floor, New York, New York 10080, Attention: David M. Rodgers and
Director, CMBS Securitization, and as to any party, to such other address as may hereafter be furnished by such party to the others in writing.

          12. Parties.

          This Agreement shall inure to the benefit of and be binding upon the
Underwriters and the Depositor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the Underwriters and the Depositor and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Depositor and their respective successors, and said controlling persons and officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of Certificates from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

          13. Governing Law.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

          14. Entire Agreement.

          This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this
Agreement) that relate to the offering of the Certificates, represents the entire agreement between the Depositor, on the one hand, and the Underwriters, on the other, with respect to the preparation of the Prospectus, and the conduct of the offering, and the purchase and sale of the Certificates.

          15. Miscellaneous.

          This Agreement supersedes all prior or contemporaneous agreements and understandings between the parties hereto relating to the subject matter hereof.
Neither this Agreement nor any

                                       26

term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought. This Agreement may be signed in any number of duplicate originals, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                                       27

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Depositor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Depositor in accordance with its terms.

                                      Very truly yours,

                                      MORGAN STANLEY CAPITAL I INC.

                                      By: /s/ Anthony J. Sffarra
                                          -----------------------------
                                      Name: Anthony J. Sffarra
                                            ---------------------------
                                      Title: Vice President

                                       28

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Warren H. Friend
    ---------------------
Name: Warren H. Friend
Title: Managing Director

1585 Broadway
New York, New York 10036

LASALLE FINANCIAL SERVICES, INC.

By: /s/ J. Kurt Kaline
    --------------------
Name: J. Kurt Kaline
Title: Director

55 East 52(nd) Street
6(th) Floor
New York, New York 10055

DEUTSCHE BANK SECURITIES INC.

By: /s/ Jeffrey E. Paige
    --------------------
Name: Jeffrey E. Paige
Title: Director

By: /s/ Boris Zmuravel
    -------------------
Name: Boris Zmuravel
Title: Vice President

60 Wall Street, 10th Floor
New York, NY 10005

                                       29

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: /s/ David M. Rogers
    --------------------
Name: David M. Rogers
Title: Authorized Signatory

4 World Financial Center
250 Vesey Street
New York, New York 10080

                                       30

                                     Annex A

          The First Page of the Depositor's Free Writing Prospectus dated
February 6, 2007

                                       31

                                     ANNEX B
                                     -------

          The First Page of each additional Free Writing Prospectus of the
Depositor, which included:

The Depositor's Free Writing Prospectus dated February 14, 2007

                                       32

                                     ANNEX C
                                     --------

                            Pricing Information Annex

                                       33

                                  SCHEDULE I

Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates,
Series 2007-HQ11, Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2,
Class A-AB, Class A-4, Class A-4FL, Class A-M, Class A-MFL, Class A-J, Class B,
Class C, Class D, Class E and Class F

===================================================================================================================================
                                                              Amount of Certificates                   Class of Certificates
Underwriters                                                    to be Purchased                           to be Purchased
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley & Co. Incorporated                                    $44,400,000                                 A-1
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      A-1
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      A-1
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      A-1
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $355,879,000                                 A-1A
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      A-1A
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      A-1A
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      A-1A
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $196,200,000                                 A-2
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      A-2
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      A-2
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      A-2
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $306,000,000                                A-3-1
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                     A-3-1
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                     A-3-1
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                     A-3-1
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $50,000,000                                A-3-2
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                     A-3-2
===================================================================================================================================

===================================================================================================================================
                                                              Amount of Certificates                   Class of Certificates
Underwriters                                                    to be Purchased                           to be Purchased
-----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank Securities Inc.                                            $0                                    A-3-2
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                    A-3-2
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $59,300,000                                A-AB
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                     A-AB
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                     A-AB
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                     A-AB
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $500,573,000                                A-4
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                     A-4
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                     A-4
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $180,000,000                               A-4FL
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                    A-4FL
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                    A-4FL
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                    A-4FL
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $161,765,000                                A-M
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                     A-M
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                     A-M
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                     A-M
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $80,000,000                               A-MFL
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                    A-MFL
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                    A-MFL
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                    A-MFL
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                   $190,389,000                                A-J
===================================================================================================================================

===================================================================================================================================
                                                              Amount of Certificates                   Class of Certificates
Underwriters                                                    to be Purchased                           to be Purchased
-----------------------------------------------------------------------------------------------------------------------------------

LaSalle Financial Services, Inc.                                         $0                                     A-J
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                     A-J
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                     A-J
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $18,133,000                                 B
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      B
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      B
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      B
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $36,264,000                                 C
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      C
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      C
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      C
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $24,177,000                                 D
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      D
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      D
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      D
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $12,088,000                                 E
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      E
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      E
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      E
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated                                    $21,155,000                                 F
-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Financial Services, Inc.                                         $0                                      F
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                            $0                                      F
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated                       $0                                      F
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                              $2,236,323,000
===================================================================================================================================

                             SCHEDULE I (CONTINUED)

===================================================================================================================================
         Class                  Initial Aggregate            Approximate Initial           Purchase              Rating(3)
      Designation         Principal Amount of Class(1)        Pass-Through Rate            Price(2)            (Moody's/S&P)
-----------------------------------------------------------------------------------------------------------------------------------

          A-1                     $44,400,000                      5.246%                 100.24804%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-1A                    $355,879,000                      5.422%                 100.54821%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
          A-2                    $196,200,000                      5.359%                 100.54645%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-3-1                   $306,000,000                      5.439%                 100.54535%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-3-2                    $50,000,000                      5.441%                 100.54878%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-AB                     $59,300,000                      5.444%                 100.54754%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
          A-4                    $500,573,000                      5.447%                 100.54305%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-4FL                   $180,000,000                  LIBOR + 0.135%             100.54305%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
          A-M                    $161,175,000                      5.478%                 100.54577%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
         A-MFL                    $80,000,000                  LIBOR + 0.170%             100.54577%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
          A-J                    $190,389,000                      5.508%                 100.54435%              Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------------
           B                      $18,133,000                      5.538%                 100.54430%              Aa1/AA+
-----------------------------------------------------------------------------------------------------------------------------------
           C                      $36,264,000                      5.558%                 100.54663%               Aa2/AA
 -----------------------------------------------------------------------------------------------------------------------------------
           D                      $24,177,000                      5.587%                 100.54251%              Aa3/AA-
 -----------------------------------------------------------------------------------------------------------------------------------
           E                      $12,088,000                      5.627%                 100.54533%               A1/A+
 -----------------------------------------------------------------------------------------------------------------------------------
           F                      $21,155,000                      5.637%                 100.54603%                A2/A
===================================================================================================================================

---------------

(1)  Subject to a variance of plus or minus 5.0%

(2)  Expressed as a percentage of the aggregate stated amount of the relevant class of Certificates to be purchased. The purchase price shown for each
     Class of Certificates is net of accrued interest. The purchase price to be paid will include accrued interest at the initial Pass-Through Rate therefor on the aggregate stated amount thereof to be purchased from the
     Cut-Off Date to but not including the Closing Date. The purchase price does not reflect any underwriting discount.

(3)  By each of Moody's Investors Service, Inc. ("Moody's") and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.
     ("S&P").